EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED NOVEMBER 30, 2009 TO PROSPECTUS DATED APRIL 1, 2009

The following replaces the second paragraph under Portfolio Management on Page 32 of the Prospectus:

Effective November 30, 2009, the manager for the Diversified Growth Portfolio is George P. Maris, Senior Vice President of Northern Trust. Mr. Maris has been co-manager of the Portfolio since June 2008. Mr. Maris joined Northern Trust in June 2008 as a senior portfolio manager. From 2004 to 2008, Mr. Maris was with Columbia Management Group as a senior portfolio manager. Prior to that position, he served as a portfolio manager for four years at Putnam Investments.

The following replaces the seventh paragraph under Portfolio Management on Page 32 of the Prospectus:

Effective November 30, 2009, the manager for the Mid Cap Growth Portfolio is Matthew Peron, Senior Vice President of Northern Trust. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed-income and equity derivatives risk manager of Bank One. Mr. Peron is also manager of the Small Company Growth Portfolio.

The following replaces the eighth paragraph under Portfolio Management on Page 32 of the Prospectus:

Effective November 30, 2009, the managers for the Small Company Growth Portfolio are Matthew Peron, Senior Vice President of Northern Trust, and Michael J. Towle, Second Vice President of Northern Trust. Mr. Peron has been manager since March 2007 and Mr. Towle since July 2007. Mr. Peron is also manager of the Mid Cap Growth Portfolio. Since joining Northern Trust in July 2004, Mr. Towle has managed various equity portfolios.

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The following information was effective July 27, 2009:

Effective July 31, 2009, the managers for the Focused Growth Portfolio are Joseph R. Diehl, Jr., Senior Vice President of Northern Trust and Greg M. Newman, Vice President of Northern Trust. Both have had such responsibility since July 2009. Mr. Diehl joined Northern Trust in 1971 and has led the Thematic Large Cap Growth Separately Managed Account team since 1997. He has also managed funds for individuals, retirement plans and charitable foundations. Mr. Newman joined Northern Trust in 1997 and has co-managed the Thematic Large Cap Growth Separately Managed Account team since 2007. Prior to this, Mr. Newman managed customized portfolios for individuals, retirement plans and charitable foundations.

This supplement supercedes the supplement dated August 19, 2009.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT EQTY 11/09

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS